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                                        As filed pursuant to Rule 497
                                        under the Securities Act of 1933
                                        Registration No. 333-64338 and 811-7727

                    ANCHOR NATIONAL LIFE INSURANCE COMPANY
                          VARIABLE ANNUITY ACCOUNT FIVE

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                                SUPPLEMENT TO THE
                        SEASONS ADVISOR VARIABLE ANNUITY
                         PROSPECTUS DATED JULY 29, 2002
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              THIS SUPPLEMENT REPLACES ALL PREVIOUS SUPPLEMENTS.

As of October 1, 2002, Salomon Brothers Asset Management replaces Jennison Associates LLC. as one of the investment sub-advisers of the Focused Growth Portfolio. The portfolio's name and investment objective have not changed. Currently, the fee structure for management of the Focused Growth Portfolio is the same.

FOR MORE DETAILED INFORMATION ON THESE INVESTMENT CHARGES, REFER TO THE PROSPECTUS FOR THE SEASONS SERIES TRUST.



The 2nd paragraph under the heading PURCHASING A SEASON ADVISOR VARIABLE ANNUITY on page 10 is replaced with the following:


The minimum initial Purchase Payment is $10,000 and subsequent amounts of $500 or more may be added to the contract. We reserve the right to require Company approval prior to accepting Purchase Payments greater than $1,000,000. For contracts owned by a non-natural owner, we reserve the right to require prior Company approval to accept Purchase Payments greater than $250,000. Subsequent Purchase Payments that would cause total Purchase Payments in all contracts issued by the Company to the same owner to exceed these limits may also be subject to company pre-approval. We reserve the right to change the amount at which pre-approval is required, at any time.

Also, the optional automatic payment plan allows you to make subsequent Purchase Payments of as little as $100.00.



The following replaces the 6th full paragraph on page 15 in the section titled "Transfers During the Accumulation Phase" of the prospectus:

This product is not designed for professional "market timing" organizations or other organizations or individuals engaged in trading strategies that seek to benefit from short term price fluctuations or price irregularities by making programming transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio in which the Variable Portfolios invest. These marketing timing strategies are disruptive to the underlying portfolios in which the Variable Portfolios invest and thereby potentially harmful to investors. If we determine, in our sole discretion, that your transfer patterns among the Variable Portfolios reflect a market timing strategy, we reserve the right to take action to protect the other investors. Such action may include but would not be limited to restricting the mechanisms you can use to request transfers among the Variable Portfolios or imposing penalty fees on such trading activity and/or otherwise restricting transfer options in accordance with state and federal rules and regulations.



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Certain transfers will be restricted in order to protect you from abusive or disruptive trading activity. You can request up to 15 transfers per contract each contract year via U.S. Mail, telephone, facsimile or internet. Any transfer request in excess of 15 transfers per contract year must be submitted in writing by U.S. Mail. Transfer requests sent by same day mail, overnight mail or courier service will not be accepted. Transfer requests required to be submitted by U.S. Mail can only be cancelled in a written request submitted via U.S. Mail. We will process any transfer and/or cancellation request as of the day we receive it, if received before 1:00 p.m. Pacific Standard Time ("PST"). If received after 1:00 p.m. PST, the request will be processed on the next business day. This policy will apply beginning October 1, 2002 through your next contract anniversary and then during each contract year thereafter. Transfers pursuant to Dollar Cost Averaging or Automatic Asset Rebalancing programs will not count towards Our calculation of when you have exceeded the 15 transfers for purposes of restricting your transfer rights. However, Dollar Cost Averaging transfers do count towards the 15 free transfers for purposes of determining when we will begin charging you for transfers over 15. (see Dollar Cost Averaging on page 16)

Regardless of the number of transfers you have made, we will monitor and may terminate your transfer privileges if we determine that you are engaging in a pattern of transfers that reflects a market timing strategy or is potentially harmful to other policy owners. Some of the factors we will consider include:

      -the dollar amount of the transfer;
      -the total assets of the Variable Portfolio involved in the transfer; -the number of transfers completed in the current calendar quarter; or -whether the transfer is part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies.



Date: October 1, 2002


                Please keep this Supplement with your Prospectus.